EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying quarterly report of Advanced Medical Isotope Corporation (the “Company”) on Form 10-Q for the quarter ended June 30, 2016 (the “Report”), the undersigned, James C. Katzaroff, Chief Executive Officer of the Company, and L. Bruce Jolliff, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 18, 2016

By:	/s/ James C. Katzaroff
Name:	James C. Katzaroff
Title:	Chief Executive Officer

By:	/s/ L. Bruce Jolliff
Name:	L. Bruce Jolliff
Title:	Chief Financial Officer